Exhibit 99.1

CarrAmerica

America’s Workplace®

Supplemental Operating and Financial Data

For the Quarter Ended June 30, 2005

All dollar amounts shown in this report are in U.S. dollars.

This supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company.

Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.

TABLE OF CONTENTS

PAGE
CORPORATE OVERVIEW

The Company	1
Board of Directors / Executive Officers / Research Coverage	2
Regional Offices / Investor Relations / Information Requests	3

FINANCIAL HIGHLIGHTS

Key Quarterly Financial Data	4
Same Store Results and Analysis	5
Financial Ratios	6
Share and Operating Partnership Unit Data	7
Debt Capitalization Summary	8-9
Corporate Investment Information	10
Unconsolidated Equity Investments	11

OPERATING ANALYSIS

Current Summary of Operating Properties	12-15
Occupancy Summary and Lease Roll-over Schedule	16-17
Operating Portfolio Lease Economics	18-19
Top 25 Tenants by Rent	20
Current Development Activity by Market	21
Land Held for Future Development Schedule	22

Reconciliation of Financial Measures	23-24
Computation of Supplemental Measures	25-26

THE COMPANY

CarrAmerica Realty Corporation (the “Company”) is a self-administered and self-managed equity real estate investment trust (“REIT”) organized under the laws of Maryland which owns, develops, acquires and operates office properties. The Company’s office properties are located in 12 markets across the United States.

CURRENT PORTFOLIO

(consolidated, stabilized; as of 6/30/05)

239 Properties

18.6 Million Square Feet

(consolidated/unconsolidated; as of 6/30/05)

290 Properties

27.0 Million Square Feet

CARRAMERICA MISSION STATEMENT

Our primary goal is to excel in meeting the needs of our customers by providing built environments of the highest quality and services that continue to set new standards of excellence. The core values that infuse our efforts are quality, integrity, a sense of community and a genuine commitment to people.

UNSECURED SENIOR DEBT RATINGS

Fitch:	BBB
Moody’s:	Baa2
Standard & Poor’s:	BBB

WEIGHTED AVERAGE OCCUPANCY (stabilized)

(At June 30, 2005)

88.3% Consolidated Properties

88.4% Consolidated/Unconsolidated Properties

REGIONAL DISTRIBUTION

(stabilized; as of 6/30/05)

	Based on POI*	Based on Square Footage
Pacific region	52.05%	52.76%
Eastern region	33.61%	22.83%
Central region	6.15%	13.35%
Mountain region	8.19%	11.06%

MARKETS

(stabilized; as of 6/30/05)

	% of POI*	% of Sq. Ft.
Washington DC Metro	33.61%	22.83%
San Francisco Bay Area	32.22%	28.54%
Southern California	14.14%	14.21%
Seattle/Portland	5.69%	10.01%
Phoenix	3.22%	2.86%
Denver	2.76%	4.83%
Dallas	2.75%	5.36%
Chicago	2.66%	6.57%
Salt Lake City	2.21%	3.37%
Austin	0.74%	1.42%

	100.00%	100.00%

*	POI is Property Operating Income – Property operating revenue less property operating expenses and real estate taxes. POI is the performance measure used to assess the results of our real estate property operations segment. We believe that the presentation of property operating income is helpful to investors as a measure of the operating performance of our office properties because it excludes items that do not relate to or are not indicative of operating performance of the properties (including interest, depreciation and amortization) and which can make periodic comparison of operating performance more difficult.

BOARD OF DIRECTORS	RESEARCH COVERAGE(1)
Thomas A. Carr	Ross Smotrich
Chairman of the Board and	Bear Stearns & Co.
Chief Executive Officer	(212) 272-8046
CarrAmerica Realty Corporation

Bryce Blair	Louis Taylor
Chairman and Chief Executive Officer	Deutsche Banc Alex. Brown
AvalonBay Communities, Inc.	(212) 250-4912

Andrew F. Brimmer	Christopher Haley/Gregory Korondi
President	Wachovia Securities
Brimmer & Company Inc.	(443) 263-6773/(443) 263-6579

Joan Carter	Carey Callaghan/Dennis Maloney
President & COO	Goldman, Sachs & Co.
UM Holdings LTD	(212) 902-4351/(212) 902-1970

Philip L. Hawkins	Jim Sullivan/Cedrik LaChance
President and Chief Operating Officer	Green Street Advisors
CarrAmerica Realty Corporation	(949) 640-8780

Robert E. Torray	Anthony Paolone
Chairman	JPMorgan
Robert E. Torray & Co., Inc.	(212) 622-6682

Wesley S. Williams, Jr.	David Fick/John Guinee
President and Co-Chairman	Legg Mason Wood Walker, Incorporated
Lockhart Companies Inc.	(410) 454-5018

EXECUTIVE OFFICERS	David Harris Lehman Brothers (212) 526-5702
Thomas A. Carr
Chief Executive Officer

Philip L. Hawkins	Steve Sakwa/Brian Legg Merrill Lynch & Co. (212) 449-0335/(212) 449-1433
President and Chief Operating Officer

Stephen E. Riffee Chief Financial Officer	Greg Whyte/David Cohen Morgan Stanley Dean Witter (212) 761-6331/(212) 761-8561
Karen B. Dorigan Chief Investment Officer

Linda A. Madrid	Jim Sullivan/Jamie Feldman
Managing Director, General Counsel and	Prudential Securities
Corporate Secretary	(212) 778-2515/ (212) 778-1724

RESEARCH COVERAGE(1)	Jonathan Litt/John Stewart Salomon Smith Barney
David Aubuchon
A.G. Edwards	(212) 816-0231/(212) 816-1685
(314) 955-5452

Daniel Oppenheim
Bank of America Securities
(212) 847-5705

(1)	Carramerica Realty Corp. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Carramerica Realty Corp.’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Carramerica Realty Corp. or its management. Carramerica Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

CORPORATE HEADQUARTERS	INVESTOR RELATIONS

1850 K Street, NW	CarrAmerica Realty Corporation
Suite 500	1850 K Street, NW
Washington, DC 20006	Washington, DC 20006
202-729-1700	Telephone: 202-729-1700 Fax: 202-729-1060
REGIONAL OFFICES

Austin, Texas; Dallas, Texas; Denver Colorado; Salt Lake City, Utah	CONTACT
Jeffrey S. Pace, Managing Director	Stephen M. Walsh Senior Vice President, Capital Markets

Chicago, Illinois
Gerald J. O’Malley, Managing Director	Telephone: 202-729-1764 E-mail: swalsh@carramerica.com

Northern California
Christopher Peatross, Managing Director	INFORMATION REQUEST
Seattle/Portland
Clete Casper, Managing Director	To request a standard Investor Relations package, Annual Report, or to be added to our mailing or fax list, please contact or address an e-mail to:
Southern California
Malcolm O’Donnell, Managing Director	Investor Relations at 202-729-7518 Or 1-800-417-2277 swalsh@carramerica.com

Washington, D.C.
Phillip Thomas, Managing Director

STOCK EXCHANGE LISTINGS	CarrAmerica

New York Stock Exchange	PLEASE VISIT OUR CORPORATE WEB SITE AT: www.carramerica.com

COMMON STOCK TRADING SYMBOL

CRE

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data

($ and shares in thousands)	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004
Shares and Units:

Common Shares	55,707	55,195	54,890	54,455	54,347
Outstanding Minority Units (a)	5,185	5,214	5,323	5,360	5,367
Combined Shares and Minority Units (a)	60,892	60,409	60,213	59,815	59,714
Weighted Average - Basic	54,930	54,598	54,865	54,069	54,012
Weighted Average - Diluted	55,466	60,239	54,865	54,669	54,339

Share Price:

At the End of the Period	$36.18	$31.55	$33.00	$32.70	$30.23
High During Period	37.05	33.35	34.07	34.34	34.25
Low During Period	30.75	30.00	31.40	29.81	26.63

Capitalization Summary:

Market Value of Common Equity (a,h)	$2,203,073	$1,905,904	$1,987,029	$1,955,951	$1,805,154
Preferred Equity	201,250	201,250	201,250	201,250	201,250
Total Debt (f)	1,793,230	1,943,660	1,952,158	1,878,000	1,864,167
Total Market Capitalization (g)	4,197,553	4,050,814	4,140,437	4,035,201	3,870,571
Total Debt/Total Market Capitalization (g)	42.7%	48.0%	47.1%	46.5%	48.2%

Financial Information:

Total Assets	$2,957,441	$3,107,489	$3,081,192	$2,978,166	$2,958,779
Book Value of Real Estate Assets (before accumulated depreciation)	3,141,818	3,147,841	3,296,962	3,226,651	3,072,394
Total Liabilities	1,909,479	2,052,433	2,088,843	1,992,635	1,982,873
Total Minority Interest	59,617	61,050	65,378	63,371	63,963
Total Shareholders’ Equity	988,345	994,006	926,971	922,160	911,943

Total Operating Revenues	119,760	127,029	126,169	123,204	120,323
Property Operating Income (i)	74,715	79,282	78,048	76,649	75,642
Property Operating Income Percent of Revenue (i)	65.2%	65.3%	65.1%	65.5%	65.7%
EBITDA (e)	72,605	77,371	74,834	81,658	77,126
Interest Coverage Ratio (b,e,g)	2.6	2.6	2.5	2.9	2.8
Interest Coverage Ratio (c,e,g)	2.6	2.6	2.5	2.9	2.8
Fixed Charge Coverage Ratio (b,e,g)	2.2	2.2	2.1	2.2	2.2
Fixed Charge Coverage Ratio (c,e,g)	2.2	2.2	2.1	2.2	2.1
Net income	11,868	95,042	26,794	37,556	14,007
Diluted FFO available to common shareholders (d)	42,271	41,402	33,821	51,212	47,661
Funds available for distribution to common shareholders coverage ratio (j)	1.0	1.1	0.6	1.0	0.8
Dividends Declared	0.50	0.50	0.50	0.50	0.50
Net-Straight Line Revenue Adjustment	(331)	2,487	1,397	1,715	801

Consolidated Portfolio:

Buildings	239	238	251	253	258
Total Square Footage (in thousands)	18,608	18,686	19,864	19,707	20,582
Current Occupancy	88.3%	88.1%	87.8%	87.0%	87.1%

Consolidated and Unconsolidated Portfolio:

Buildings	290	287	292	294	296
Total Square Footage (in thousands)	26,966	26,226	26,355	26,811	26,750
Current Occupancy	88.4%	88.0%	87.7%	86.4%	86.9%

(a)	Minority partnership units are included in market value computation.
(b)	Excluding capitalized interest. See page 26 for computation.
(c)	Including capitalized interest. See page 26 for computation.
(d)	Represents diluted Funds from Operations (FFO). Funds from operations is defined as net income (loss), excluding gains (losses) on sales of property, plus depreciation and amortization of assets and after adjustments for unconsolidated partnerships and joint ventures in accordance with the NAREIT definition. Diluted funds from operations is computed as FFO attributable to common shareholders adjusted to reflect all operating partnership units as if they were converted to common shares for any period in which they are not antidulitive. In the fourth quarter 2004, minority units were antidilutive. See page 23 for a reconciliation of diluted FFO to net income.
(e)	Excludes impairment charges and prepayment penalties on debt. See page 24 for reconciliation of EBITDA to net income.
(f)	Excludes bond issue costs and discounts and the fair value of interest rate swaps.
(g)	Refer to page 6 for definintion.
(h)	Market value based on end of period stock price.
(i)	Property operating income - Property operating revenue less property operating expenses and real estate taxes (see page 1). See page 26 for reconciliation to net income.
(j)	See page 25 for reconciliation of funds available for distribution to net income, definition and computation of ratio.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Same Store Operating Property Results

	Three Months Ended June 30,		% Change	Six Months Ended June 30,		% Change
(In thousands)	2005	2004		2005	2004
Real estate rental revenue(1)	$104,765	$109,019	-3.9%	$209,927	$216,645	-3.1%
Real estate operating expenses	36,693	36,024	1.9%	72,756	72,159	0.8%

Total same store property operating income*	$68,072	$72,995	-6.7%	$137,171	$144,486	-5.1%

Straight-line rent adjustment	$(831)	$1,167	-171.2%	$359	$538	-33.3%

Average occupancy	88.8%	88.4%		88.5%	87.8%

Same store square footage	17,063,995			17,063,995

*	Property operating income is the performance measure used to assess the results of our real estate property segment. We believe that the presentation of property operating income is helpful to investors as a measure of the operating performance of our office properties because it excludes items that do not relate to or are not indicative of operating performance of the properties (including interest, depreciation and amortization) and which can make periodic comparison of operating performance more difficult.
(1)	Includes termination fees of $0.7 million and $3.5 million and $1.2 million and $4.7 million for the three and six months ended June 30, 2005 and 2004, respectively.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Financial Ratios

Financial Position Ratios for Operations:

	June 30, 2005	December 31, 2004
Total Debt/Total Capitalization (Book Value) (1)	62.3%	65.4%
Total Debt/Total Capitalization (Market) (2)	42.7%	47.1%

Operating Ratios for Operations:

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
Secured Property Operating Income/EBITDA (3)	16.1%	22.5%	15.6%	22.9%

Interest Coverage (4)
Excluding capitalized interest	2.6	2.8	2.6	2.9
Including capitalized interest	2.6	2.8	2.6	2.8

Fixed Charge Coverage (5)
Excluding capitalized interest	2.2	2.2	2.2	2.2
Including capitalized interest	2.2	2.1	2.2	2.2

G&A as a % of Revenue (6)	8.3%	8.8%	8.3%	8.6%

(1)	Total debt excluding unamortized bond discount and fair market value of interest rate swaps divided by total debt excluding unamortized bond discount and fair market value of interest rate swaps plus stockholders' equity, minority interest, rents received in advance and security deposits. The components of the calculation are presented in the following table:

(In thousands)	6/30/2005	12/31/2004
Total debt	$1,793,230	$1,952,158

Stockholders’ equity	988,345	926,971
Minority interest	59,617	65,378
Rents received in advance and security deposits	34,907	40,304

Total capitalization (book value)	$2,876,099	$2,984,811

(2)	Total debt excluding unamortized bond discount and fair market value of interest rate swaps divided by market value of common stock (total common shares outstanding at quarter end times closing market price at quarter end) plus preferred equity liquidation value and total debt excluding unamortized bond discount and fair market value of interest rate swaps. See page 4 for components of calculation.
(3)	See page 24 for a reconciliation of EBITDA to net income and the computation of these amounts. Secured property operating income is rental revenue less property operating expenses and real estate taxes from only those properties with mortgage debt.
(4)	Calculated as net income less interest expense (including or excluding capitalized interest), income tax expense, depreciation and amortization expense, minority interest, obligations under lease guarantees and gain (loss) on sale of assets and other provisions, net divided by interest expense (including or excluding capitalized interest and prepayment penalties on debt). See page 26 for calculation.
(5)	Calculated as net income less interest expense (including or excluding capitalized interest and prepayment penalties on debt), income tax expense, depreciation and amortization expense, minority interest, obligations under lease guarantees and gain (loss) on sale of assets and other provisions, net divided by principal mortgage debt payments plus preferred dividends and interest expense (including or excluding capitalized interest and prepayment penalties on debt). See page 26 for calculation.
(6)	General and administrative expense divided by total revenue.
(7)	We believe these ratios are helpful to investors enabling the investors to compare CarrAmerica against other companies or industry benchmarks.

CARRAMERICA REALTY CORPORATION

AND SUBSIDIARIES

Share and Operating Partnership Data

The following table sets forth our common shares and dividend paying operating partnership units outstanding at June 30, 2005 and December 31, 2004, and our weighted average common shares and dividend paying operating units outstanding for the quarters and six months ended June 30, 2005 and 2004.

(In thousands)	CarrAmerica Realty Corporation Common Shares Outstanding	CarrAmerica Realty Corporation Restricted Common Shares Outstanding	Dividend Paying Units Outstanding (a)
Outstanding as of
June 30, 2005	55,182	525	5,186
December 31, 2004	54,504	386	5,323

Weighted average for the three months ended June 30,
2005	54,930	517	5,199
2004	54,012	331	5,389

Weighted average for the six months ended June 30,
2005	54,765	483	5,211
2004	53,818	316	5,417

Notes:

(a)	Operating partnership units are redeemable for cash or common shares, at our option, on a one-for-one basis.
*	We have 8,050,000 shares of Series E Cumulative Redeemable Preferred stock outstanding as of June 30, 2005 which are not included in the table above. The quarterly dividend is $0.46875 per share.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Debt Capitalization Summary

Secured Mortgages Payable

($ in thousands) Description of Notes/Lender	Property	Principal Outstanding	Interest Rate	Maturity Date	2005	2006	2007	2008	2009
Metropolitan Life Insurance Co.	2600 West Olive	$17,939	6.75%	2/1/2009	$159	$334	$358	$383	$16,705
Midland Loan Services	Palomar Oaks	8,934	8.85%	4/1/2009	120	255	278	304	7,977
Northwest Mutual	1255 23rd St. 1730 Pennsylvania International Square	35,963	8.12%	4/1/2009	334	717	778	845	33,289
Northwest Mutual	1255 23rd St. 1730 Pennsylvania International Square	172,490	8.12%	4/1/2009	1,600	3,440	3,730	4,040	159,680
New York Life Insurance	South Coast	13,971	7.13%	6/10/2009	147	312	335	359	12,818
TransAmerica Life Insurance	1775 Pennsylvania	11,237	7.63%	9/1/2009	82	175	188	203	10,589

		$260,534			$2,442	$5,233	$5,667	$6,134	$241,058

Notes Payable

Lender	Security	Principal Outstanding	Interest Rate	Maturity Date	2005	2006	2007	2008	2009
State Farm	Letter of Credit	$15,631	7.20%	1/1/2006	$15,631	$—	$—	$—	$—
EquiTrust Life Insurance Co.	Letter of Credit	3,065	8.25%	11/1/2006	57	3,008	—	—	—

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Debt Capitalization Summary - Continued

Senior Unsecured Notes

($ in thousands)	Principal Outstanding	Interest Rate	Maturity Date	2005	2006	2007	2008	2009	2010& Thereafter
7.375% notes due 2007	$125,000	7.375%	7/1/2007	$—	$—	$125,000	$—	$—	$—
6.875% notes due 2008	100,000	6.875%	3/1/2008	—	—	—	100,000	—	—
3.625% notes due 2009*	225,000	3.625%	4/1/2009	—	—	—	—	225,000	—
7.125% notes due 2012	400,000	7.125%	1/15/2012	—	—	—	—	—	400,000
5.261% notes due 2007	50,000	5.261%	11/30/2007	—	—	50,000	—	—	—
5.250% notes due 2007*	175,000	5.250%	11/30/2007	—	—	175,000	—	—	—
5.125% notes due 2011	200,000	5.125%	9/1/2011	—	—	—	—	—	200,000

	$1,275,000			$—	$—	$350,000	$100,000	$225,000	$600,000

*	See hedging

Hedging Instruments

($ in thousands)	Notional Amount	Maturity Date	Reset	Terms
Interest rate swap[1]	100,000	4/1/2009	Arrears	6ML+.2675%
Interest rate cap	200,000	2/1/2006	Prompt	7.50%

[1]	Interest rate on $100M of 3.625% notes including effect of interest rate swap is 4.23%

Unsecured Line of Credit

($ in thousands) Lender	Available Commitment	Interest Rate	Maturity Date	Amount Outstanding at Beginning of Year	Advances	Repayments	Amount Outstanding End of Period*	Letters of Credit Outstanding
JPMorgan Chase Bank	$500,000	L+.65%	6/20/2007	$295,000	$205,000	$261,000	$239,000	$35,874

Bond Covenant Requirements	Unsecured Credit Facility Covenant Requirements

Minimun Annual Service Charge > 1.50X

Maximum Total Indebtedness to Total Assets < 60%

Maximum Total Secured Debt to Total Assets < 40%

Minimum Total Unencumbered Assets to Unsecured Indebtedness > 150%

*  As of June 30, 2005, we are in compliance with our bond covenants.

Minimum Ratio of Annual EBITDA to Interest Expense > 2 to 1

Minimum Ratio of Annual EBITDA to Fixed Charges of at Least 1.5 to 1

Maximum Ratio of Aggregate Unsecured Debt to Tangible Fair Market Value of Unencumbered Assets > 60%

Maximum Ratio of Total Debt to Tangible Fair Market Value of Assets > 60%

Maximum Ratio of Total Secured Debt to Tangible Fair Market Value of Assets > 30%

*  As of June 30, 2005, we are in compliance with our credit facility covenants.

CARRAMERICA REALTY CORPORATION

AND SUBSIDIARIES

Investment Balances

($ in thousands)	Accounting Method	Percentage Ownership	Investment Balance as of June 30, 2005
Carr Office Park LLC	Equity	35%	$50,323
575 7th St.	Equity	30%	20,580
Pleasant Partners	Equity	19%	19,362
1919 Pennsylvania Assoc.	Equity	49%	17,036
1888 Century Plaza	Equity	35%	15,025
North Dallas Town Center	Equity	20%	14,098
Colannade	Equity	20%	10,141
1201 F Street	Equity	35%	7,069
300 W. Sixth Street	Equity	20%	5,233
Custer Court	Equity	49%	2,439
Agilquest	Cost	19%	1,659
WCM JV	Equity	16%	1,298
CCJMII	Equity	50%	39
10UCP	Equity	20%	—

			$164,302

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Unconsolidated Equity Investments

As of and for the Six Months Ended June 30, 2005

($ in thousands)	1888 Century	Custer Court	1201 F St.	300 W. 6th St.	Carr Office Park	WCM JV	1919 Penn Assoc.	575 7th St.	10 UCP	North Dallas Town	Pleasant Partners	Colannade
Equity[1]	15,148	2,155	8,199	4,366	73,187	1,298	17,992	14,884	(9,486)	14,086	37,310	10,141

Loans payable[2]	28,350	5,189	13,300	11,080	75,727	—	38,580	21,240	51,600	—	—	19,967

Percentage ownership	35%	49%	35%	20%	35%	16%	49%	30%	20%	20%	19%	20%

Total revenue	6,867	962	6,294	5,665	30,964	738	9,972	7,438	13,621	4,404	5,910	3,504

Expenses
Operating expenses	2,824	477	2,272	2,367	12,246	125	3,225	3,016	4,627	1,408	2,235	1,388
Interest expense	2,106	273	1,334	1,439	7,505	—	2,909	1,613	6,426	—	—	892
Depreciation/amortization	2,860	434	1,255	1,838	10,089	310	1,506	2,210	3,594	2,089	2,539	2,244

Total expenses	7,790	1,184	4,861	5,644	29,840	435	7,640	6,839	14,647	3,497	4,774	4,524

Gain on sale	—	—	—	—	2,011	—	—	8,556	—	—	—	—

Net income	(923)	(222)	1,433	21	3,135	303	2,332	9,155	(1,026)	907	1,136	(1,020)

Equity in earnings	(55)	(116)	503	(14)	194	51	1,154	76	—	181	273	(205)

[1]	CarrAmerica’s share of the investee’s equity
[2]	CarrAmerica’s percentage of investee debt

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As Of June 30, 2005

	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
Consolidated Properties

Downtown Washington, D.C.:
International Square	1,012,773	98.5%	3
900 19th Street	101,215	98.3%	1
2550 M Street	192,393	100.0%	1
1730 Pennsylvania Avenue	227,714	97.3%	1
1775 Pennsylvania Avenue	143,857	98.6%	1
Commercial National Bank Building	204,021	99.1%	1
1255 23rd Street	304,721	97.0%	1
1747 Pennsylvania Avenue	151,997	100.0%	1
1717 Pennsylvania Avenue	184,446	100.0%	1

Downtown Washington, D.C.	2,523,137	98.6%	11

Suburban Washington, D.C.:
Canal Center	495,211	93.6%	4
TransPotomac V Plaza	97,402	86.6%	1
One Rock Spring Plaza	205,298	98.2%	1
Sunrise Corporate Center	258,058	100.0%	3
Reston Crossing	327,788	100.0%	2
Commonwealth Tower	339,599	100.0%	1

Suburban Washington, D.C.	1,723,356	97.2%	12

Washington, D.C. Metro	4,246,493	98.0%	23

Southern California,
Los Angeles:
Warner Center	344,176	100.0%	12
Warner Premier	59,371	92.5%	1
2600 W. Olive	145,274	36.2%	1

Los Angeles	548,821	82.3%	14
Orange County
Scenic Business Park	139,359	94.7%	4
Harbor Corporate Park	151,415	99.0%	4
Von Karman	104,375	100.0%	1
Pacific Corporate Plaza	124,196	100.0%	3
South Coast Executive Center	154,959	100.0%	2
Bay Technology Center	107,481	100.0%	2

Orange County	781,785	98.8%	16
San Diego:
Del Mar Corporate Plaza	124,345	100.0%	2
Lightspan	66,622	87.5%	1
La Jolla Spectrum	156,653	100.0%	2
Palomar Oaks Technology Park	170,705	100.0%	6
Town Center Technology Park IV	105,358	100.0%	1
Torrey Pines Research Center	81,816	0.0%	1
Highlands Corporate Center	203,086	86.8%	5
Town Center Technology Park	182,120	100.0%	3
Carroll Vista	107,579	100.0%	3
Corporate Plaza II	116,166	90.0%	2

San Diego	1,314,450	90.2%	26

Southern California	2,645,056	91.1%	56

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As Of June 30, 2005

	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
Northern California,
San Francisco Bay Area:
Bayshore Centre	94,874	79.0%	1
Rincon Centre	201,178	75.8%	3
Valley Centre II	212,082	89.4%	4
Valley Office Centre	68,917	89.6%	2
Valley Centre	102,291	54.6%	2
Valley Business Park II	166,928	44.7%	6
Rio Robles	368,178	100.0%	7
Baytech Business Park	300,000	100.0%	4
3571 North First Street	116,000	100.0%	1
Oakmead West	425,981	67.4%	7
Clarify Corporate Center	258,048	100.0%	4
Valley Technology Center	460,590	98.3%	7
Golden Gateway Commons	276,128	100.0%	3
Techmart Commerce Center	264,908	95.9%	1
Fremont Technology Park	139,304	71.9%	3
San Mateo Center	209,017	82.4%	3
Mountain View Gateway Center	236,400	100.0%	2
Hacienda West	207,518	80.5%	2
Sunnyvale Technology Center	165,520	100.0%	5
Stanford Research Park	89,595	100.0%	2
500 Forbes	155,685	100.0%	1
Corporate Technology Centre	508,230	62.1%	7
Mission Towers I	282,080	100.0%	1

San Francisco	5,309,452	86.7%	78

Portland, OR:
Sunset Corporate Park	132,531	62.2%	3
Rock Creek Corp Center	142,662	100.0%	3

Portland	275,193	81.8%	6

Seattle, WA:
Redmond Hilltop	90,880	10.4%	2
Canyon Park	316,978	97.4%	6
Willow Creek	96,179	100.0%	1
Willow Creek Corp. Center	319,376	45.5%	6
Canyon Park Commons	176,846	100.0%	3
Redmond East	398,320	72.0%	10
Canyon Park Commons	95,290	100.0%	1
North Creek Corporate Center	94,048	89.8%	3

Seattle	1,587,917	75.8%	32

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As Of June 30, 2005

	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
Austin, TX:
City View Centre	136,106	67.9%	3
City View Centre	128,716	100.0%	1

Austin	264,822	83.5%	4

Chicago, IL:
Butterfield Road	365,698	60.3%	2
The Crossings	289,599	88.8%	1
Parkway North I	251,018	15.4%	1
Bannockburn	315,784	79.1%	3

Chicago	1,222,099	62.7%	7

Dallas, TX:
Cedar Maple Plaza	113,010	80.0%	3
Quorum North	115,848	84.9%	1
Quorum Place	177,608	81.9%	1
Two Mission Park	77,353	88.4%	1
5000 Quorum	159,995	85.1%	1
Tollway Plaza	354,300	92.7%	2

Dallas	998,114	86.9%	9

Denver, CO:
Harlequin Plaza	319,069	83.8%	2
Quebec Court I	130,000	100.0%	1
Quebec Court II	157,294	100.0%	1
Quebec Centre	106,865	91.9%	3
Dry Creek	185,957	99.3%	2

Denver	899,185	93.1%	9

Phoenix, AZ:
Qwest Communications	532,506	100.0%	4

Salt Lake City, UT:
Sorenson Research Park	321,428	95.2%	6
Wasatch Corporate Center	227,875	94.7%	4
Creekside	78,000	100.0%	1

Salt Lake City	627,303	95.6%	11

TOTAL CONSOLIDATED PROPERTIES:	18,608,140		239
WEIGHTED AVERAGE @ Jun. 30, 2005		88.3%

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As of June 30, 2005

Property	Company’s Effective Property Ownership	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
Unconsolidated Properties
Washington, D.C.:
1919 Pennsylvania Avenue	49.0%	240,399	97.1%	1
2025 M Street	49.0%	174,763	100.0%	1
1201 F Street	35.0%	226,922	99.2%	1
Bond Building	15.0%	162,182	100.0%	1
Terrell Place	30.0%	383,488	77.7%	1

Portland, OR:
GM Call Center	16.2%	103,279	100.0%	1

Chicago
Parkway	35.0%	745,277	94.8%	6

Dallas
Royal Ridge	35.0%	504,499	99.7%	4
Custer Court	49.0%	120,680	91.9%	1
North Dallas Town Center	20.0%	391,187	97.0%	3
Colonnade	20.0%	974,432	88.6%	3

Austin
Riata Corporate	35.0%	671,998	79.0%	8
Riata Crossing	35.0%	324,963	100.0%	4
300 W. 6th Street	20.0%	428,007	70.2%	1

Denver
Panorama	35.0%	673,713	95.6%	6

San Francisco Bay Area
CarrAmerica Corporate Center	18.9%	974,924	83.3%	7

Los Angeles
10UCP	20.0%	771,124	94.4%	1
1888 Century Park East	35.0%	485,679	64.1%	1

TOTAL UNCONSOLIDATED PROPERTIES:		8,357,516		51
WEIGHTED AVERAGE @ Jun. 30, 2005			88.7%

ALL OPERATING PROPERTIES
TOTAL:		26,965,656		290
WEIGHTED AVERAGE @ Jun. 30, 2005			88.4%

(1)	Includes office, retail and parking space but excludes storage space.
(2)	Includes space for leases that have been executed and have commenced as of Jun. 30, 2005.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Lease Rollover Schedule - Stabilized Properties

		As of June 30, 2005
Market	Square Feet	Current Occupancy	YTD Ave. Occupancy	Vacant Sq. Feet	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015 & Thereafter
Los Angeles	548,821	82.3%	82.0%	97,096	17,677	182,165	37,087	41,349	23,581	12,675	18,830	52,787	11,514	30,895	23,165
Orange County	781,785	98.8%	96.8%	9,006	8,467	64,120	146,181	278,650	155,823	54,193	65,345	—	—	—	—
San Diego	1,314,450	90.2%	86.0%	128,453	51,347	158,705	73,769	73,114	155,346	143,678	75,369	325,162	—	—	129,507
San Francisco Bay Area	5,309,452	86.8%	87.1%	704,105	285,046	1,133,406	514,815	604,113	642,096	409,512	373,474	310,276	22,691	152,555	157,363
Seattle	1,587,917	75.8%	77.3%	384,939	56,791	68,517	168,528	88,385	415,277	155,213	—	51,435	83,599	39,541	75,692
Portland	275,192	81.8%	81.8%	50,069	10,000	6,909	—	—	13,756	173,923	20,535	—	—	—	—
Denver	899,185	93.1%	92.7%	61,829	77,586	48,127	32,953	303,414	119,648	15,948	76,889	—	32,791	—	130,000
Phoenix	532,506	100.0%	100.0%	—	—	—	532,506	—	—	—	—	—	—	—	—
Salt Lake City	627,303	95.6%	92.3%	27,581	17,247	20,304	44,379	149,902	151,910	102,557	52,315	42,873	18,235	—	—
Chicago	1,222,099	62.7%	63.1%	456,019	49,652	51,200	86,590	136,144	94,981	101,540	80,749	21,082	107,485	13,732	22,925
Austin	264,822	83.5%	78.3%	43,711	1,364	2,701	35,767	10,000	33,855	—	—	—	8,708	128,716	—
Dallas	998,114	86.9%	86.3%	130,904	33,768	50,598	141,715	224,029	236,986	138,314	16,986	—	20,457	4,357	—
Washington, D.C.
Downtown	2,523,137	98.6%	98.8%	35,401	189,448	434,840	398,510	131,442	234,276	48,303	24,854	88,313	217,172	107,034	613,544
Suburban	1,723,356	97.2%	96.4%	48,320	35,336	407,389	126,361	155,316	423,214	172,432	243,428	73,781	1,419	23,384	12,976

Total	18,608,139	88.3%	87.9%	2,177,433	833,729	2,628,981	2,339,161	2,195,858	2,700,749	1,528,288	1,048,774	965,709	524,071	500,214	1,165,172

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Rent Rollover Schedule of Minimum Annualized Base Rent - Stabilized Properties

Market	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015 & Thereafter
Los Angeles	$427,017	$5,277,176	$879,395	$943,705	$533,945	$303,476	$281,320	$1,221,614	$274,942	$849,122	$766,362
Orange County	210,688	1,505,379	2,788,012	5,343,156	2,993,195	1,144,000	1,540,712	—	—	—	—
San Diego	1,547,098	3,696,844	1,736,524	2,262,720	4,488,855	3,465,276	2,119,761	6,976,777	—	—	4,905,183
San Francisco Bay Area	6,590,243	28,049,945	13,726,738	10,052,463	11,772,476	9,037,015	11,285,230	8,649,068	374,101	2,095,749	7,457,379
Seattle	655,100	885,433	1,918,808	1,439,491	6,854,956	1,801,208	—	236,348	1,313,765	448,700	1,358,924
Portland	118,336	82,908	—	—	126,985	3,293,447	399,794	—	—	—	—
Denver	705,769	816,125	480,246	4,943,993	1,723,906	230,469	1,032,461	—	522,048	—	2,014,756
Phoenix	—	—	9,923,637	—	—	—	—	—	—	—	—
Salt Lake City	193,705	302,760	701,323	2,319,396	1,641,766	1,580,397	622,871	777,078	285,276	—	—
Chicago	687,570	761,805	1,491,895	2,165,723	1,354,313	1,605,447	1,208,886	352,788	1,478,882	165,787	375,889
Austin	—	27,024	600,834	169,557	600,028	—	—	—	159,591	1,651,542	—
Dallas	620,004	926,347	2,539,918	4,820,300	4,278,017	2,559,349	409,802	—	332,426	125,532	—
Washington, D.C.
Downtown	1,488,821	13,971,789	14,851,231	4,545,444	8,711,043	2,070,013	1,005,580	3,690,198	9,860,858	4,082,232	34,703,769
Suburban	1,049,305	11,412,537	4,034,258	4,822,634	9,553,437	5,607,666	7,710,174	2,378,868	53,164	459,303	400,409

Total	$14,293,656	$67,716,072	$55,672,819	$43,828,582	$54,632,922	$32,697,763	$27,616,591	$24,282,739	$14,655,053	$9,877,967	$51,982,671

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Operating Portfolio Lease Economics

	2nd Quarter 2005
Market	Total Executed Sq. Feet	New GAAP Rental Rate	% Change in GAAP Rental Rate*	Ave. Lease Term in Years	Lease Commissions /Sq. Ft.	Tenant Improvements and Allowances /Sq. Ft.	Total TIs and LCs /Sq. Ft.
Austin	2,701	18.74	6.96%	1.00	0.37	—	0.37
Chicago	52,310	19.88	-9.51%	3.47	3.56	7.27	10.83
Dallas	43,833	19.10	-5.94%	4.16	2.62	10.40	13.02
Denver	85,050	14.24	-24.29%	4.81	6.22	12.24	18.46
Los Angeles	—	—	—	—	—	—	—
Orange County	47,568	21.90	-8.63%	3.78	3.56	7.55	11.11
Portland	—	—	—	—	—	—	—
Salt Lake City	8,706	17.82	7.95%	3.57	4.07	9.06	13.13
San Diego	78,280	26.65	4.25%	3.73	3.27	5.00	8.27
San Francisco Bay	506,864	20.39	-38.19%	5.57	3.84	23.78	27.62
Seattle	193,666	16.55	-31.07%	9.27	8.66	35.27	43.93
Washington, D.C.							—
Suburban	22,439	32.92	8.08%	4.21	—	3.85	3.85
Downtown	104,832	44.54	11.48%	7.32	4.59	36.19	40.78

Total	1,146,249	22.13	-18.87%	5.89	4.71	22.22	26.93

	2nd Quarter 2004
Market	Total Executed Sq. Feet	New GAAP Rental Rate	% Change in GAAP Rental Rate*	Ave. Lease Term in Years	Lease Commissions /Sq. Ft.	Tenant Improvements and Allowances /Sq. Ft.	Total TIs and LCs /Sq. Ft.
Austin	—	—	—	—	—	—	—
Chicago	27,255	18.45	-21.55%	6.36	5.50	16.32	21.82
Dallas	22,041	16.95	-7.96%	3.14	2.47	4.17	6.64
Denver	88,872	15.13	-29.44%	4.97	5.30	14.34	19.64
Los Angeles	20,765	23.89	-10.19%	6.40	8.09	28.98	37.07
Orange County	59,897	23.44	-7.79%	3.79	1.62	5.27	6.89
Portland	20,535	19.47	-7.29%	7.00	—	—	—
Salt Lake City	44,994	15.90	-6.76%	4.14	1.32	4.32	5.64
San Diego	57,696	19.29	-5.11%	3.86	2.35	10.39	12.74
San Francisco Bay	257,655	14.50	-49.65%	3.89	3.66	10.15	13.81
Seattle	66,499	14.56	-5.62%	7.22	3.61	16.28	19.89
Washington, D.C.							—
Suburban	41,854	31.68	6.80%	4.88	2.95	9.29	12.24
Downtown	56,178	34.26	-14.57%	4.38	4.23	18.20	22.43

Total	764,241	18.72	-26.78%	4.62	3.51	11.29	14.80

*	Percent change in GAAP rental rates excludes leases for space vacant greater than one year.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Operating Portfolio Lease Economics

	Year-to-Date 2005
Market	Total Executed Sq. Feet	New GAAP Rental Rate	% Change in GAAP Rental Rate*	Ave. Lease Term in Years	Lease Commissions /Sq. Ft.	Tenant Improvements and Allowances /Sq. Ft.	Total TIs and LCs /Sq. Ft.
Austin	2,701	18.74	6.96%	1.00	0.37	—	0.37
Chicago	95,920	20.07	-11.68%	4.83	5.47	16.73	22.20
Dallas	63,852	19.44	-5.66%	4.12	2.93	10.32	13.25
Denver	116,123	14.59	-24.35%	5.20	6.35	13.72	20.07
Los Angeles	—	—	—	—	—	—	—
Orange County	47,568	21.90	-8.63%	3.78	3.56	7.55	11.11
Portland	—	—	—	—	—	—	—
Salt Lake City	51,102	17.31	-5.29%	4.92	3.33	10.53	13.86
San Diego	166,846	28.26	15.73%	6.11	5.25	13.39	18.64
San Francisco Bay	685,359	19.51	-37.05%	5.26	3.56	19.76	23.32
Seattle	200,554	16.46	-30.50%	9.14	8.47	34.85	43.32
Washington, D.C.
Suburban	89,894	32.03	7.78%	5.56	3.02	14.10	17.12
Downtown	128,437	44.39	9.75%	7.43	5.59	37.64	43.23

Total	1,648,356	22.33	-16.48%	5.87	4.73	20.40	25.13

	Year-to-Date 2004
Market	Total Executed Sq. Feet	New GAAP Rental Rate	% Change in GAAP Rental Rate*	Ave. Lease Term in Years	Lease Commissions /Sq. Ft.	Tenant Improvements and Allowances /Sq. Ft.	Total TIs and LCs /Sq. Ft.
Austin	—	—	—	—	—	—	—
Chicago	36,009	19.06	-17.30%	6.05	5.11	13.74	18.85
Dallas	93,392	19.71	-9.30%	4.88	3.70	6.72	10.42
Denver	96,205	15.18	-28.84%	4.78	4.94	13.62	18.56
Los Angeles	80,543	24.74	-11.20%	7.67	10.10	28.34	38.44
Orange County	117,822	21.14	-6.92%	4.71	3.44	8.88	12.32
Portland	34,291	17.49	-3.53%	6.44	0.37	1.60	1.97
Salt Lake City	78,624	15.00	-14.17%	4.42	2.10	7.24	9.34
San Diego	68,755	21.13	-5.79%	3.55	2.63	10.26	12.89
San Francisco Bay	393,743	14.66	-47.65%	3.93	3.24	9.88	13.12
Seattle	205,386	15.82	-7.94%	4.35	2.12	6.28	8.40
Washington, D.C.							—
Suburban	96,142	30.79	10.15%	4.80	3.99	12.32	16.31
Downtown	69,660	35.31	-10.39%	5.43	5.26	16.04	21.30

Total	1,370,572	19.08	-21.70%	4.69	3.68	10.63	14.31

*	Percent change in GAAP rental rates excludes leases for space vacant greater than one year.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

25 Largest Tenants - Based on Annualized Base Rent

Tenant	Percentage of Portfolio Annualized Rent	Square Feet	Percentage of Occupied Square Feet
International Monetary Fund (1)	4.62%	501,068	2.98%
Sun Microsystems, Inc.	3.14%	423,206	2.52%
Qwest	2.50%	532,506	3.17%
Patton Boggs, L.L.P.	2.26%	190,975	1.14%
Nortel Networks, Inc.	1.96%	258,048	1.54%
Cell Genesys, Inc.	1.86%	155,685	0.93%
Nextel Communications, Inc.	1.81%	359,906	2.14%
Gateway, Inc.	1.51%	287,478	1.71%
Lattice Semiconductor Corp.	1.47%	216,650	1.29%
Citicorp	1.47%	219,432	1.31%
Applied Materials, Inc.	1.39%	223,326	1.33%
Merrill Lynch	1.34%	124,152	0.74%
Skadden, Arps, Slate, Meagher & Flom LLP	1.33%	116,008	0.69%
Software AG of NA	1.28%	209,521	1.25%
American Chemistry Council	1.18%	144,875	0.86%
MCI	1.09%	105,206	0.63%
Time Warner Communications	1.08%	230,842	1.38%
The Scripps Research Institute	0.95%	76,894	0.46%
King & Spalding	0.95%	80,220	0.48%
Federal Deposit Insurance Corp.	0.93%	108,556	0.65%
KPMG, L.L.P.	0.90%	135,558	0.81%
TSMC North America, Inc.	0.77%	110,590	0.66%
Chronicle of Higher Education, Inc.	0.73%	76,382	0.45%
PMC-Sierra, Inc.	0.73%	108,242	0.64%
Torrey Mesa Research Institute	0.69%	79,759	0.48%

	37.94%	5,075,085	30.24%

(1)	Lease expired on 7/1/05

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Development Activity by Market

Partially Owned Property Under Construction @ 6/30/05	% Ownership	Square Feet	Start Date	Estimated Completion Date	Estimated Stabilization Date	In Place Dev Costs ($000)	Estimated Remaining Costs to Complete ($000)	Total Projected Investment ($000)	Estimated Stabilized Return	% Currently Leased or Committed
Dallas
Legacy Town Center III	20%	154,134	2Q05	2Q06	2Q07	1,585	23,518	25,103	9.3%	0.0%

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Land Held for Future Development

	Market	Acres	Buildable Office Square Feet
Wholly Owned Land
Canyon Pointe A-B	Seattle, WA	10	173,760
LaJolla Commons	San Diego, CA	2	45,000
Sunset Corporate	Portland, OR	12	124,800
Dry Creek Corporate Center	Denver, CO	80	748,000
Sorenson Research Park XI	Salt Lake City, UT	6	80,238
Wasatch 16	Salt Lake City, UT	5	80,238
Creekside 2	Salt Lake City, UT	6	78,000
Tollway Plaza III	Dallas, TX	4	134,400
Royal Ridge IV & V	Dallas, TX	29	417,000

Total Wholly Owned Land		154	1,881,436

Partially Owned Land
Panorama IV	Denver, CO	7	136,850
Panorama VII	Denver, CO	6	100,000
Panorama IX	Denver, CO	6	125,490
Riata 1	Austin, TX	4	61,585
Riata Crossing 4	Austin, TX	5	79,780
Riata Crossing 6	Austin, TX	8	49,702
Seven/Eight Parkway North	Chicago, IL	11	250,567
Royal Ridge Bldgs 4 & 6	Dallas, TX	11	197,998
Royal Ridge Bldg 8	Dallas, TX	6	132,709

Total Partially Owned Land		64	1,134,681

Total All Land Held for Future Development		218	3,016,117

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data - Reconciliation of Financial Measures

Reconciliation of Diluted Funds from Operations to Net Income

	Quarter Ended
(In thousands)	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004
Net income	$11,868	$95,042	$26,794	$37,556	$14,007
Depreciation and amortization	37,169	36,728	37,296	35,316	35,516
Minority interest	1,714	1,506	1,360	1,934	1,872
(Gain) loss on sales of properties	(663)	(88,094)	(27,658)	—	48
Gain on sale of discontinued operations	(3,773)	—	—	(19,804)	—
Preferred stock dividends and dividends on unvested restricted stock	(4,044)	(3,780)	(3,971)	(3,790)	(3,782)

Diluted funds from operations(1)	$42,271	$41,402	$33,821	$51,212	$47,661

(1)	FFO is a widely used measure of operating performance for real estate companies. We provide FFO as a supplement to net income calculated in accordance with GAAP. Although FFO is a widely used measure of operating performance for equity REITs, FFO does not represent net income calculated in accordance with GAAP. As such, it should not be considered an alternative to net income as an indication of our operating performance. In addition, FFO does not represent cash generated from operating activities in accordance with GAAP, nor does it represent cash available to pay distributions and should not be considered as an alternative to cash flow from operating activities, determined in accordance with GAAP as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make cash distributions. We believe that FFO is helpful to investors as a measure of our performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gain and losses on sales of real estate and real estate related depreciation and amortization, which can make periodic analyses of operating performance more difficult to compare. Our management believes, however, that FFO, by excluding such items, which can vary among owners of similar assets in similar condition based on historical cost accounting and useful life estimates, can help compare the operating performance of a company’s real estate between periods or as compared to different companies. Our FFO may not be comparable to FFO reported by other REITs.

Reconciliation of Diluted Funds from Operations per Share to Diluted Earnings per Share

	Quarter Ended
	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004
Net income	$0.14	$1.54	$0.42	$0.61	$0.19
Add: Depreciation and amortization	0.61	0.58	0.68	0.59	0.59
Less: Gain on sale of property	(0.01)	(1.46)	(0.50)	—	—
Minority interest adjustment	0.03	0.03	0.02	0.04	0.04
Gain on sale of discontinued operations	(0.06)	—	—	(0.33)	—
Adjustment for share difference(2)	(0.02)	—	—	(0.06)	(0.02)

Diluted funds from operations(1)	$0.69	$0.69	$0.62	$0.85	$0.80

(1)	Fund from operating is defined as net income, excluding gains on sales of property, plus depreciation and amortization of assets and after adjustments for unconsolidated partnerships and joint ventures. Diluted funds from operations is computed as FFO attributable to common shareholders adjusted to reflect all operating partnership units as if they were converted to common shares for any period in which they are not antidilutive.
(2)	Operating partnership units are considered to be converted to common shares for any period in which they are not antidilutive. Diluted FFO per share may include operating partnership units in periods which operating partnership units are antidilutive for EPS purposes.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data - Reconciliation of Financial Measures (con’t)

Reconciliation of EBITDA to Net Income

	Quarter Ended
(In thousands)	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004
EBITDA(1)	$72,605	$77,371	$74,834	$81,658	$77,126
Add: Gain (loss) on sale of assets	4,436	88,094	27,658	19,804	(48)
Less: Interest	(28,147)	(29,499)	(32,440)	(28,362)	(27,835)
Taxes	(130)	(172)	(207)	19	(32)
Depreciation/amortization
- Continuing operations	(34,644)	(34,695)	(34,829)	(32,913)	(30,344)
- Discontinued operations	(65)	(266)	(385)	(458)	(2,721)
Impairment losses	(210)	(4,000)	(2,524)	—	—
Minority interest	(1,977)	(1,791)	(5,313)	(2,192)	(2,139)

Net income	$11,868	$95,042	$26,794	$37,556	$14,007

(1)	EBITDA is a non-GAAP financial measure and we believe it is helpful to investors due to the significance of our long-lived assets and their associated significant depreciation expense. This data should not be considered as an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, we may calculate EBITDA differently from other companies and our EBITDA may not be comparable to similarly titled measures reported by other companies. Interest expense, depreciation and amortization, taxes, impairment losses, minority interests, net gain on sales of real estate and preferred dividends are not reflected in the presentation of EBITDA. We caution investors that these excluded items are significant components in understanding and assessing our financial performance.

Secured Property Operating Income/EBITDA

	Quarter Ended
(In thousands, except ratio)	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004
Secured Property Operating Income	$11,684	$11,751	$11,374	$17,032	$17,378
Total EBITDA	72,605	77,371	74,834	81,658	77,126

Secured Property NOI/Total EBITDA	16.1%	15.2%	15.2%	20.9%	22.5%

Secured property operating income is computed as rental revenues less property operating expenses and real estate taxes from only those properties with mortgage debt. See the table above for reconciliation of EBITDA to net income.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data - Computation of Supplemental Measures

Reconciliation of Funds Available for Distribution to Net Income

	Quarter Ended
(In thousands, except ratio)	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004
Net income	$11,868	$95,042	$26,794	$37,556	$14,007
Depreciation and amortization	37,169	36,728	37,296	35,316	35,516
Minority interest	1,714	1,506	1,360	1,934	1,872
(Gain) loss on sale of property	(663)	(88,094)	(27,658)	—	48
Gain on sale of discontinued operations	(3,773)	—	—	(19,804)	—
Preferred stock dividends and dividends on unvested restricted stock	(4,044)	(3,780)	(3,971)	(3,790)	(3,782)

Diluted funds from operations(1)	42,271	41,402	33,821	51,212	47,661

Less: Lease commissions	(3,012)	(4,271)	(4,486)	(3,088)	(4,690)
Lease incentives	(559)	(36)	(1,277)	(163)	(1,002)
Tenant improvements	(9,656)	(6,063)	(12,064)	(12,556)	(13,667)
Building capital additions	(2,102)	(1,848)	(4,497)	(2,359)	(2,348)
Lease intangible amortization	2,011	2,009	530	(102)	(331)
Straight line rent	331	(2,487)	(1,397)	(1,715)	(801)
Impairment losses	210	4,000	2,524	—	—
Antidilutive FFO allocable to minority Unitholders	—	—	3,687	—	—

Funds available for distribution to common shareholders(1)	$29,494	$32,706	$16,841	$31,229	$24,822

Common dividends and distributions(2)	$30,492	$30,276	$30,568	$29,928	$29,901

Funds available for distribution to common shareholders coverage ratio	1.0	1.1	0.6	1.0	0.8

(1)	FFO and FAD are widely used measures of operating performance for real estate companies. We provide FFO and FAD as supplements to net income calculated in accordance with GAAP. Although FFO and FAD are widely used measures of operating performance for equity REITs, FFO and FAD do not represent net income calculated in accordance with GAAP. As such, they should not be considered an alternative to net income as an indication of our operating performance. In addition, FFO and FAD do not represent cash generated from operating activities in accordance with GAAP, nor do they represent cash available to pay distributions and should not be considered as an alternative to cash flow from operating activities, determined in accordance with GAAP as a measure of our liquidity, nor are they indicative of funds available to fund our cash needs, including our ability to make cash distributions. We believe that FFO and FAD are helpful to investors as measures of our performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, which can make periodic analyses of operating performance more difficult to compare. Our management believes, however, that FFO and FAD, by excluding such items, which can vary among owners of similar assets in similar condition based on historical cost accounting and useful life estimates, can help compare the operating performance of a company’s real estate between periods or as compared to different companies. Our FFO and FAD may not be comparable to FFO and FAD reported by other REITs.
(2)	Common dividends and distributions include distributions to minority unitholders. For the quarter ended 12/31/04, minority units were antidilutive for the computation of Diluted FFO and FFO allocable to minority unitholders reduces Diluted FFO. FFO allocable to minority unitholders is added back for the computation of the FAD coverage ratio as the minority distributions are included in the calculation.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data - Computation of Supplemental Measures (con’t)

Reconciliation of Property Operating Income to Net Income

	Quarter Ended
(In thousands)	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004
Property operating income	$74,715	$79,282	$78,048	$76,649	$75,642
Less: Interest expense	(28,147)	(29,499)	(32,440)	(28,362)	(27,835)
General and administrative expense	(10,179)	(10,749)	(10,517)	(10,304)	(10,758)
Depreciation and amortization	(34,644)	(34,695)	(34,829)	(32,913)	(30,344)
Income taxes	(130)	(172)	(207)	19	(32)
Minority interest	(1,977)	(1,791)	(5,313)	(2,192)	(2,139)
Add: Real estate service revenue	5,222	5,573	6,327	6,234	5,301
Gain (loss) on sale of properties and impairment losses	453	84,094	27,658	—	(48)
Other income	2,534	2,520	321	4,149	2,279
Discontinued operations	4,021	479	(2,254)	24,276	1,941

Net income	$11,868	$95,042	$26,794	$37,556	$14,007

*	Property operating income is the performance measure used to assess the results of our real estate property segment. Although property operating income is a widely used measure of operating performance for equity REITs, property operating income does not represent net income calculated in accordance with GAAP. As such, it should not be considered an alternative to net income as an indication of our operating performance. We believe that the presentation of property operating income is helpful to investors as a measure of the operating performance of our office properties because it excludes items that do not relate to or are not indicative of operating performance of the properties (including interest and depreciation and amortization) and which can make periodic comparison of operating performance more difficult.

Computation of Fixed Charge Coverage Ratio

	Quarter Ended
(In thousands, except ratios)	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004
Amortizing principal payments	$1,430	$1,497	$3,211	$4,169	$4,089
Preferred stock dividends	3,774	3,774	3,773	3,773	3,774
Prepayment penalties on debt	—	—	(3,028)	—	—
Interest expense	28,147	29,499	32,440	28,362	27,835

Fixed changes excluding capitalized interest	33,351	34,770	36,396	36,304	35,698
Add: Capitalized interest	—	—	—	96	185

Fixed charges including capitalized interest	$33,351	$34,770	$36,396	$36,400	$35,883

EBITDA	$72,605	$77,371	$74,834	$81,658	$77,126

Fixed charge coverage excluding capitalized interest	2.2	2.2	2.1	2.2	2.2
Fixed charge coverage including capitalized interest	2.2	2.2	2.1	2.2	2.1

Computation of Interest Coverage Ratio

	Quarter Ended
(In thousands, except ratios)	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004
Interest expense	$28,147	$29,499	$32,440	$28,362	$27,835
Prepayment penalties on debt	—	—	(3,028)	—	—

Fixed changes excluding capitalized interest	28,147	29,499	29,412	28,362	27,835
Add: Capitalized interest	—	—	—	96	185

Fixed charges including capitalized interest	$28,147	$29,499	$29,412	$28,458	$28,020

EBITDA	$72,605	$77,371	$74,834	$81,658	$77,126

Fixed charge coverage excluding capitalized interest	2.6	2.6	2.5	2.9	2.8
Fixed charge coverage including capitalized interest	2.6	2.6	2.5	2.9	2.8